EDNET, INC.

                             1998 STOCK OPTION PLAN





1.  Introduction

         This Stock Option Plan (the "Plan") has been adopted effective as of April 3, 1998 to encourage stock ownership by directors and employees of EDnet, Inc. (the "Company"), a Colorado corporation, and its subsidiaries (collectively, the "Subsidiaries" and individually, a "Subsidiary"), in order to increase their proprietary interest in the success of the Company and to encourage them to provide future services to the Company. Options granted under this Plan may be either Incentive Stock Options (as defined and provided for in Section 5(a) of this Plan) or Nonstatutory Stock Options (as defined and provided for in Section 5(b) of this Plan). The term "option" when used hereinafter shall refer to either Incentive Stock Options or Nonstatutory Stock Options, or both. The term "Award" when used hereinafter shall refer to options awarded under the Plan.

2.  Administration

         (a) This plan shall be administered by the Board of Directors of the Company (the "Board") or, if the Board so determines, by a duly appointed committee of the Board (the "Committee"), provided that except as otherwise provided below, in the case of any Awards to directors or officers that are or become subject to Section 16 of the Securities Exchange Act of 1934, the Committee shall have exclusive responsibility for and authority to administer the Plan unless the Board expressly determines otherwise. Subject to the foregoing and to the express provisions of this Plan, the Board or the Committee, as applicable, shall have plenary authority, in its sole discretion:

                    (i) To determine the time or times at which, and the directors and employees to whom, options shall be awarded under this Plan;

                   (ii) To determine, as the case may be, the Incentive Stock Option Price or Nonstatutory Stock Option Price (both as defined herein) of, and the number of shares of Stock (as defined herein) to be covered by, options granted under this Plan;

                  (iii) To determine the time or times at which each option granted under this Plan may be exercised, including whether such option may be exercised in whole or in installments; provided, however, that options granted hereunder must be exercisable at the rate of at least 20% per year over 5 years from the date of grant;

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                   (iv) To determine the restrictions, if any, applicable to
shares of Stock obtained upon the exercise of any option granted hereunder; provided, however, that if such restrictions restrict the transfer of such shares and give the Company the right to repurchase all (but not less than all) of such shares upon a Grantee's termination of employment, the following restrictions shall apply:

                           (1) If the  repurchase  price is equal to the  higher
of the original Option Price or the fair market value of the shares of Stock on the date of termination of employment, the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness within 90 days of termination of employment or exercise of the option, whichever is later, and such right must terminate when the Stock becomes publicly traded; or

                           (2) If the repurchase price is equal to the original
Option Price, the right to repurchase shall be nontransferable by the Company and must lapse at the rate of at least 20% per year over 5 years from the date the option is granted (without respect to the date the option was exercised or became exercisable), and must be exercised for cash or cancellation of purchase money indebtedness within 90 days of termination of employment or exercise of the option, whichever is later.

                    (v) To interpret this Plan and to prescribe, amend and rescind rules and regulations relating to it; and

                   (vi) To make all other determinations which the Board or Committee shall deem necessary or advisable for the administration of this Plan.

         (b) The membership of the Committee shall at all times consist of not less than two members of the Board and shall be constituted to permit the Plan to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3"), if the Board determines it to be in the best interests of the Company to qualify the Plan for the exemptions from Section 16 of the Exchange Act afforded by Rule 16b-3. Without limiting the foregoing, from and after the date the Board determines to bring the Plan into compliance with Rule 16b-3, no director shall serve on the Committee at any time within one year following such director's receipt of any grant or award of an equity security of the Company or any related entity if such grant or award prevents such director from qualifying as a "disinterested person" within the meaning of Rule 16b-3(c)(2).

         The Committee shall have all of the powers and duties set forth herein, as well as such additional powers and duties as the Board may delegate to it; provided, however, that the Board expressly retains the right (i) to determine whether the shares of Stock reserved for issuance upon the exercise of options awarded under this Plan shall be issued shares or unissued shares, (ii) to appoint the members of the Committee, and (iii) to terminate or amend this Plan. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee, however caused, and may discharge the Committee. Duly authorized actions of the Committee shall constitute actions of the Board for the purposes of this Plan and the administration thereof.

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3.  Stock

         Except as provided in Section 9 of this Plan, the number of shares which may at any time be made subject to options, or which may be issued upon the exercise of options granted under this Plan, shall be limited to three million (3,000,000) shares of the Common Stock, of the Company (the "Stock"). The shares reserved for issuance pursuant to this Plan may consist either of authorized but previously unissued shares of Stock, or of issued shares of Stock which have been reacquired by the Company, as determined from time to time by the Board.

         Except as otherwise provided in Section 9 of this Plan, if any option granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the shares of Stock allocable to the unexercised portion of such option may again be made subject to an option award under this Plan.

4.  Eligibility

         Awards may be granted under this Plan to such directors and employees of the Company or a Subsidiary as shall be designated by the Board or the Committee in accordance with Section 2 of this Plan, provided that Incentive Stock Options, as defined below, may be awarded only to regular full time employees of the Company or a Subsidiary (including, but not limited to, employees who serve as officers or directors). Any person granted an Award under this Plan shall remain eligible to receive one or more additional grants thereafter, notwithstanding that options previously granted to such person remain unexercised in whole or in part.

5.  Terms of Options

         This Plan is intended to authorize the Board or the Committee to grant, in its discretion, options that qualify as incentive stock options pursuant to
Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), (such qualifying options being referred to herein as "Incentive Stock Options") or options that do not so qualify (such nonqualifying options being referred to herein as "Nonstatutory Stock Options"). Each option granted under this Plan shall be evidenced by a written option agreement which shall be executed and delivered as provided in Section 11 of this Plan and which shall specify whether the option granted therein is an Incentive Stock Option or a Nonstatutory Stock Option.

         (a) Terms of Incentive Stock Options. Each stock option agreement covering an Incentive Stock Option granted under this Plan and any amendment thereof, other than an amendment to convert an Incentive Stock Option into a Nonstatutory Stock Option, shall conform to the provisions of Section 5(a)(i) -
(iv) below, and may contain such other terms and provisions consistent with the requirements of this Plan as the Board or the Committee shall deem appropriate:

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                    (i) Incentive Stock Option Price. The purchase price of each of the shares of Stock subject to an Incentive Stock Option (the "Incentive
Stock Option Price") shall be a stated price which is not less than the fair market value of such share of Stock, determined in accordance with Section 7 of this Plan, as of the date such Incentive Stock Option is granted; provided, however, that if an employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or of the parent corporation (as defined in Section 424(e) of the Code), if any, of the Company, or any of the Subsidiaries (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all such classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor, or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), then the Incentive Stock Option Price of each share of Stock subject to such Incentive Stock Option shall be at least 110% of the fair market value of such share of Stock, as determined in the manner stated above.

                   (ii) Term of Incentive Stock Options. Incentive Stock Options granted under this Plan shall be exercisable for such periods as shall be determined by the Board or the Committee at the time of grant of each such Incentive Stock Option, but in no event shall an Incentive Stock Option be exercisable after the expiration of 10 years from the date of grant; provided, however, that an Incentive Stock Option granted to any employee as to whom the Incentive Stock Option Price of each share of stock subject thereto is required to be 110% of the fair market value of such share of Stock pursuant to Section 5(a)(i) above, shall not be exercisable after the expiration of 5 years from the date of grant. Each Incentive Stock Option granted under this Plan shall also be subject to earlier termination as provided in this Plan.

                  (iii) Vesting of Incentive Stock Options. Notwithstanding any other provision of this Plan, no employee shall be granted an Incentive Stock Option in any calendar year which causes such employee's "annual vesting amount" to exceed $100,000. An employee's "annual vesting amount" is the aggregate fair market value of the shares of Stock subject to Incentive Stock Options (determined in accordance with Section 7 of this Plan as of the respective dates of grant of individual options) with respect to which such options are first exercisable during the calendar year. For purposes of the foregoing, the aggregate fair market value of shares of Stock with respect to which Incentive Stock Options are first exercisable during the calendar year shall be determined by taking into account all Incentive Stock Options granted to the employee under all current stock option plans of the Company, and its parent corporation (as defined in Section 424(e) of the Code), if any.

                   (iv)  Exercise of Incentive Stock Options.

                           (A)  Subject  to  the  provisions  of  Sections  5(a)
(iv)(E), 8 and 9 of this Plan, Incentive Stock Options granted under this Plan may be exercised in whole or in installments, to such extent, and at such time or times during the terms thereof, as shall be determined by the Board or the Committee at the time of grant of each such option.

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                           (B) Incentive Stock Options granted under this Plan
shall be exercisable only by delivery to the Company of written notice of exercise, which notice shall state the number of shares with respect to which such Incentive Stock Option is exercised, the date of grant of the Incentive Stock Option, the aggregate purchase price for the shares with respect to which the Incentive Stock Option is exercised and the effective date of such exercise, which date shall not be earlier than the date the notice is received by the Company nor later than the date upon which such Incentive Stock Option expires. The written notice of exercise shall be sent together with the full Incentive Stock Option Price of the shares purchased, which may be paid (i) in cash, (ii) in shares of any class of issued and outstanding stock of the Company held for more than six months by the option holder, whether preferred or common, (iii) by the delivery of any other lawful consideration approved by the Board or the Committee, or (iv) by any combination of the foregoing. If any portion of the Incentive Stock Option Price is paid in shares of stock of the Company, such shares shall be valued at their fair market value, as determined in accordance with Section 7 of this Plan, as of the effective date of exercise of the Incentive Stock Option.

                           (C) Except as provided to the contrary in Section 8
of this Plan, an Incentive Stock Option granted hereunder shall remain outstanding and shall be exercisable only so long as the person to whom such Incentive Stock Option was granted remains an officer or employee of the Company, the parent corporation, if any, of the Company, or any of the Subsidiaries.

                           (D) All Incentive Stock Options granted under this
Plan shall be nontransferable, except by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom granted only by such person (or his duly appointed, qualified, and acting personal representative).

                           (E) No Incentive Stock Option may be exercised as to
fewer than 100 shares of Stock at any one time without the consent of the Board or the Committee, unless the number of shares to be purchased upon such exercise is the total number of shares at the time available for purchase under such Incentive Stock Option.

         (b) Terms of Nonstatutory Stock Options. Each stock option agreement covering a Nonstatutory Stock Option granted under this Plan and any amendment thereof shall conform to the provisions of Section 5(b)(i) - (iii) below, and may contain such other terms and provisions consistent with the requirements of this Plan as the Board or the Committee shall deem appropriate:

                    (i) Nonstatutory Stock Option Price. The purchase price of each of the shares of Stock subject to a Nonstatutory Stock Option (the "Nonstatutory Stock Option Price") shall be a stated price which is not less than 85% of the fair market value of such share of Stock, determined in accordance with Section 7 of this Plan, as of the date such Nonstatutory Option is granted; provided, however, that if an employee or director at the time a Nonstatutory Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or of the parent corporation (as defined in Section 424(e) of the Code), if any, of the Company, or any of the Subsidiaries (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all such classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor, or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), then the Nonstatutory Stock Option Price of each share of Stock subject to such Nonstatutory Stock Option shall be at least 110% of the fair market value of such share of Stock, as determined in the manner stated above.

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                   (ii) Term of Nonstatutory Stock Options. Nonstatutory Stock
Options granted under this Plan shall be exercisable for such periods as shall be determined by the Board or the Committee at the time of grant of each such Nonstatutory Stock Option, but in no event shall a Nonstatutory Stock Option be exercisable after the expiration of 10 years from the date of grant. Each Nonstatutory Stock Option granted under this Plan shall also be subject to earlier termination as provided in this Plan.

                  (iii)  Exercise of Nonstatutory Stock Options.

                           (A)  Subject  to  the  provisions  of  Sections  5(b)
(iii)(E), 8 and 9 of this Plan, Nonstatutory Stock Options granted under this Plan may be exercised in whole or in installments, to such extent, and at such time or times during the terms thereof, as shall be determined by the Board or the Committee at the time of grant of each such option.

                           (B) Nonstatutory Stock Options granted under this
Plan shall be exercisable only by delivery to the Company of written notice of exercise, which notice shall state the number of shares with respect to which such Nonstatutory Stock Option is exercised, the date of grant of the Nonstatutory Stock Option, the aggregate purchase price for the shares with respect to which the Nonstatutory Stock Option is exercised and the effective date of such exercise, which date shall not be earlier than the date the notice is received by the Company nor later than the date upon which such Nonstatutory Stock Option expires. The written notice of exercise shall be sent together with the full Nonstatutory Stock Option Price of the shares purchased, which may be paid (i) in cash, (ii) in shares of any class of issued and outstanding stock of the Company held for more than six months by the option holder, whether preferred or common, (iii) by the delivery of any other lawful consideration approved by the Board or the Committee, or (iv) by any combination of the foregoing. If any portion of the Nonstatutory Stock Option Price is paid in shares of stock of the Company, such shares shall be valued at their fair market value, as determined in accordance with Section 7 of this Plan, as of the effective date of exercise of the Nonstatutory Stock Option.

                           (C) Except as provided to the contrary in Section 8
of this Plan, a Nonstatutory Stock Option granted hereunder shall remain outstanding and shall be exercisable only so long as the person to whom such Nonstatutory Stock Option was granted remains either a director or employee of the Company, the parent corporation, if any, of the Company, or any of the Subsidiaries.

                           (D) All Nonstatutory Stock Options granted under this
Plan shall be nontransferable, except by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom granted only by such person (or his duly appointed, qualified, and acting personal representative).

                           (E) No Nonstatutory Stock Option may be exercised as
to fewer than 100 shares at any one time without the consent of the Board or the Committee, unless the number of shares to be purchased upon such exercise is the total number of shares at the time available for purchase under such Nonstatutory Stock Option.

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6.  Rights of Grantees

         No holder of an option shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to such option unless and until his option shall have been exercised pursuant to the terms thereof, the Company shall have issued and delivered to the holder of the option the shares of Stock as to which he has exercised his option, and his name shall have been entered as a stockholder of record on the books of the Company. Thereupon, such person shall have full voting and other ownership rights with respect to such shares of Stock.

7.  Determination of Fair Market Value

         For the purposes of this Plan, the fair market value of a share of stock of the Company shall be determined as follows: (i) if on the date as of which such determination is made the class of stock being valued is admitted to trading on a national securities exchange or exchanges for which actual sale prices are regularly reported, or actual sales prices are otherwise regularly published for such stock, the fair market value of a share of such stock shall be deemed to be equal to the average of the closing sale prices reported for such stock on each of the five (5) trading dates immediately preceding the date as of which such determination is made; or (ii) if on the date as of which such determination is made no such closing sales prices are reported, but quotations for the class of stock being valued are regularly listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or another comparable system, the fair market value of a share of such stock shall be deemed to be equal to the mean of the average of the closing bid and asked prices for such stock quoted on such system on each of the five (5) trading dates immediately preceding the date as of which such determination is made; or,
(iii) if no such quotations or actual sales prices are available, the fair market value of a share of such stock shall be deemed to be the average of the closing bid and asked prices furnished by a professional securities dealer making a market in such shares, as selected by the Board of Directors, for the trading date as of which such determination is made (or the immediately preceding trading date if the date of determination is not a trading date); provided, however, that if none of Sections (i) through (iii) above are applicable, or the Board or the Committee determines in good faith that the approach specified in those Sections does not properly reflect the fair market value of such stock, the Board or the Committee may determine the fair market value of a share of stock of the Company on the basis of such factors as it shall deem appropriate.

8.  Retirement, Termination of Employment or Death of Holders of Options

         (a) Death, Retirement or Disability. If an employee to whom an Award has been granted under this Plan dies while providing services to the Company or a Subsidiary, retires from employment with the Company or a Subsidiary after attaining his retirement date (as may be prescribed by the Company), or terminates employment with the Company or a Subsidiary as a result of "permanent and total disability" (as that term is defined by Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), any restrictions then applicable to such Award shall continue as if the employee had not terminated employment and such Award shall thereafter be exercisable, in whole or in part, by the person to whom granted (or by his duly appointed, qualified, and acting personal representative, his estate, or by a person who acquired the right to exercise such option by bequest or inheritance from the Grantee) in the manner set forth in Section 5 of this Plan, at any time within the remaining term of such Award.

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         (b) Other Termination of Service or Employment. Except as otherwise provided in Section 8(a) above, if a person to whom an option has been granted under this Plan ceases to be either a director or employee of the Company or a Subsidiary, such option shall continue to be exercisable to the same extent that it was exercisable on the last day on which such person was either a director or employee for a period of 30 days thereafter, or for such longer period as may be determined by the Board or the Committee at the time of grant, whereupon such option shall terminate and shall not thereafter be exercisable. No Award made under this Plan shall be affected by any change of duties or position of the person to whom such Award was made or by any temporary leave of absence granted to such person by the Company or any of its Subsidiaries.

         (c) Termination with Board Approval. If a Grantee ceases to be either a director or employee of the Company or a Subsidiary for any reason covered by
Section 8(b) above, and the Board or the Committee expressly determines that for purposes of this Section 8(c) such termination of service or employment is in the best interests of the Company, then notwithstanding anything herein to the contrary, an option awarded to such Grantee hereunder shall be exercisable by such Grantee or by the estate of such Grantee, or by a person who acquired the right to exercise such option by bequest or inheritance from the Grantee, for such additional period following termination of service or employment as shall be determined by the Board or the Committee, but in no event later than the date upon which such option would have expired absent such termination of service or employment. Any such extended option shall be exercisable only to the extent and in the manner exercisable by such Grantee at the time of such termination of service or employment.

9.  Adjustment Upon Changes in Capitalization

         (a) In the event of any change in the number of shares of the outstanding Stock of the Company effected without the receipt of full and adequate consideration by the Company, as a consequence of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee shall adjust proportionally the number and kind of shares subject to this Plan, and the number, kind, and per share Incentive Stock Option Price or Nonstatutory Stock Option Price (as the case may be) of shares then subject to Awards outstanding under the Plan. Any such adjustment shall be made without a change in the aggregate purchase price of the shares of Stock subject to the unexercised portion of any option. In the event of any other change affecting any class of stock of the Company subject to Awards made under the Plan or any distribution (other than normal cash dividends) to holders of such stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event.

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         (b) Upon the effective date of the dissolution or liquidation of the
Company, or of a reorganization, merger or consolidation of the Company with one or more other corporations in which the Company is not the surviving corporation, or of the transfer of all or substantially all of the assets or shares of the Company to another person or entity (any such transaction being referred to hereinafter as a "Terminating Event"), this Plan and any Award theretofore made hereunder shall terminate unless provision is made in writing in connection with such Terminating Event for the continuance of this Plan and for the assumption of Awards theretofore granted hereunder, or the substitution for such Awards of new awards issued by the successor corporation, or a parent or subsidiary thereof, with such appropriate adjustments as may be determined or approved by the Board or the Committee, in which event this Plan and the Awards theretofore granted or substituted therefor shall continue in the manner and under the terms so provided.

10.  Effectiveness of the Plan

         This Plan shall become effective upon its adoption by the Board; provided, however, that the effectiveness of this Plan shall be subject to the approval of the stockholders of the Company by the affirmative vote of not less than the holders of a majority of the shares of the Company's Voting Stock present in person or represented by proxy at a duly held meeting at which a quorum is present (or by such greater vote as may be required by applicable law, regulation or provision of the Certificate of Incorporation or Bylaws of the Company), or by written consent.

11.  Manner of Grant

         Nothing contained in this Plan or in any resolution heretofore or, except as provided in this Plan, hereafter adopted by the Board or any committee thereof or by the stockholders of the Company with respect to this Plan shall constitute the granting of an Award under this Plan. The granting of an Award under this Plan shall be deemed to occur only upon the date on which the Board or the Committee shall approve the grant of such Award. All Awards granted under this Plan shall be evidenced by a written agreement, in such form as shall be determined by the Board or the Committee, signed by a representative of the Board or the Committee and the recipient thereof.

12.  Compliance with Law and Regulations

         The obligation of the Company to sell and deliver any shares of Stock under this Plan shall be subject to all applicable laws, rules and regulations, and the obtaining of all approvals by or permits from governmental agencies deemed necessary or appropriate by the Board or the Committee. Except as otherwise provided in Section 2 and Section 15 herein, the Board may make such changes in the Plan and the Board or the Committee may include such terms in any Award agreement as may be necessary or appropriate, in the opinion of counsel to the Company, to comply with the rules and regulations of any governmental authority, or to obtain for employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and the regulations thereunder.

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13.  Tax Withholding

         The company for whom services are performed (whether the Company or a Subsidiary) by a director or employee granted an Award under this Plan shall have the right to deduct or otherwise effect a withholding of any amount required by federal or state laws to be withheld with respect to the grant, vesting or exercise of any Award or the sale of stock acquired upon the exercise of an Incentive Stock Option in order for such company to obtain a tax deduction otherwise available as a consequence of such grant, vesting, exercise or sale, as the case may be.

14.  Nonexclusivity of the Plan

         Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options, stock appreciation rights or restricted stock otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

15.  Amendment

         The Board at any time, and from time to time, may amend this Plan, subject to any required regulatory approvals and subject to the limitation that, except as provided in Section 9 hereof, no amendment shall be effective unless approved within 12 months after the date of the adoption of such amendment by the affirmative vote of the holders of a majority of the shares of the Company's Voting Stock present in person or represented by proxy at a duly held meeting at which a quorum is present (or by such greater vote as may be required by applicable law, regulation or provision of the Certificate of Incorporation or Bylaws of the Company), or by written consent, if such amendment would, in the absence of shareholder approval, cause Awards that would otherwise qualify as Incentive Stock Options to fail to qualify as such or cause the Plan to fail to comply with the requirements of Rule 16b3 after the Board determines to bring the Plan into compliance with the requirements of such Rule.

         Except as provided in Section 9 hereof, rights and obligations under any Awards granted before amendment of this Plan shall not be altered or impaired by amendment of this Plan, except with the consent of the person to whom the Award was granted.

16.  Termination or Suspension

         The Board at any time may suspend or terminate this Plan. This Plan, unless sooner terminated, shall terminate on the 10th anniversary of its adoption by the Board, but such termination shall not affect any Award theretofore granted. No Award may be granted under this Plan while this Plan is suspended or after it is terminated.

         Except as otherwise expressly provided herein, no rights or obligations under any Award granted while this Plan is in effect shall be altered or impaired by suspension or termination of this Plan, except with the consent of the person to whom the Award was granted. Any Award granted under this Plan may be terminated by agreement between the holder thereof and the Company and, in lieu of the terminated Award, a new Award may be granted.

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17.  Continuation of Employment

         Nothing contained in this Plan (or in any written Award agreement) shall obligate the Company or any Subsidiary to continue for any period to elect any individual as a director or to employ an employee to whom an Award has been granted, or interfere with the right of the Company or any Subsidiary to vary the terms of such person's service or employment or reduce such person's compensation.

18.  Exculpation and Indemnification

         To the extent permitted by applicable law and regulation, the Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs, and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities, and obligations under this Plan, other than such liabilities, costs and expenses as may result from the negligence, gross negligence, bad faith, willful misconduct, or criminal acts of such persons.

19.  Provision of Information to Award Recipients

         The Company shall provide each holder of an Award with Company financial statements at least annually, except that the Company need not provide such information to a holder of an Award who is an employee of the Company whose duties insure that such holder of an Award has access to equivalent information.

20.  Headings

         Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.